SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|

Check the appropriate box:

|X|   Preliminary Proxy Statement
|_|   Confidential, for Use of the Commission Only
      (as permitted by Rule 14a-6(e)(2)
|_|   Definitive Proxy Statement
|_|   Definitive Additional Materials
|_|   Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                           KNICKERBOCKER VILLAGE, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|_|   No Fee Required

|_|   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      1.    Title of each class of securities to which transaction applies:

            --------------------------------------------------------------------

      2.    Aggregate number of securities to which transaction applies:

            --------------------------------------------------------------------

      3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

            --------------------------------------------------------------------

      4.    Proposed maximum aggregate value transaction:

            --------------------------------------------------------------------

      5.    Total fee paid:

            --------------------------------------------------------------------

|_| Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration number, or the Form or Schedule and the date of its filing.

      1.    Amount previously paid:

            --------------------------------------------------------------------

      2.    Form, Schedule or Registration Statement No.:

            --------------------------------------------------------------------

      3.    Filing Party:

            --------------------------------------------------------------------

      4.    Date Filed:

            --------------------------------------------------------------------

                           KNICKERBOCKER VILLAGE, INC.
                                10 MONROE STREET
                            NEW YORK, NEW YORK 10002
                             -----------------------
                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          To be held on November , 2000
                            ------------------------

To the Shareholders of KNICKERBOCKER VILLAGE, INC. :

      As a shareholder of Knickerbocker Village, Inc., a New York corporation (the "Company"), you are invited to be present in person or to be represented by proxy at the Special Meeting of Shareholders (the "Special Meeting"), to be held at the Williams Club, 24 East 39th Street, New York, New York, on Tuesday, November , 2000, at 10:00 a.m., New York time, for the following purposes:

      1.    To elect six (6) directors.

      2. Consider and vote upon a proposal to authorize an amendment to the Company's Restated Certificate of Incorporation to effect a reverse stock split that would result in the issuance of one (1) share of Common Stock (the "Shares") for each four thousand (4,000) Shares of Common Stock held.

      3. To ratify the selection of Held, Kranzler, McCosker, and Pulice, LLP ("Held Kranzler") as the Company's independent auditors for the year ending December 31, 2000.

      4.    To adopt new By-Laws.

      5. Transact such other business as may be properly brought before the Special Meeting and any adjournments thereof.

      Shareholders of the Company of record at the close of business on October, 2000 are entitled to vote at the Special Meeting and all adjournments thereof.

       A majority of the outstanding shares of Common Stock of the Company must be represented at the Special Meeting to constitute a quorum. Therefore, all shareholders are urged either to attend the Special Meeting or to be represented by proxy. If a quorum is not present at the Special Meeting, a vote for adjournment will be taken among the shareholders present or represented by proxy. If a majority of the shareholders present or represented by proxy vote for adjournment, it is the Company's intention to adjourn the Special Meeting until a later date and to vote proxies received at such adjourned meeting(s).

      If you do not expect to attend the Special Meeting in person, please complete, sign, date and return the accompanying proxy card in the enclosed business reply envelope. If you later find that you can be present or for any other reason desire to revoke your proxy, you may do so at any time before the voting.

                                             By order of the Board of Directors,


                                             Melvin Gershon,
                                             Secretary

October  , 2000

                           PRELIMINARY PROXY STATEMENT
                                       OF
                           KNICKERBOCKER VILLAGE, INC.
                                10 MONROE STREET
                            NEW YORK, NEW YORK 10002
                            ------------------------

      This Proxy Statement is furnished in connection with the solicitation by the Board of Directors (the "Board of Directors") of Knickerbocker Village, Inc. (the "Company") of proxies to be voted at the Special Meeting of Shareholders (the "Special Meeting") to be held on ____day, November, 2000 at The Williams Club, 24 East 39th Street, New York, New York, at 10:00 a.m., New York time, and at any adjournment thereof. Each holder of record at the close of business on October ___ , 2000 (the "Record Date") of shares of the Company's common stock, par value $2.15 per share (the "Shares"), will be entitled to one (1) vote for each Share so held. As of October ___, 2000 there were 147,464 Shares issued and outstanding.

      Shares represented by properly executed proxy cards received by the Company at or prior to the Special Meeting will be voted according to the instructions indicated on the proxy card. Unless contrary instructions are given, the persons named on the proxy card intend to vote the shares so represented for an amendment to the Company's Restated Certificate of Incorporation to effect a reverse stock split that would result in the issuance of one (1) Share of the Company's common stock, for each four thousand (4,000) Shares held. As to any other business which may properly come before the Special Meeting, the persons named on the proxy card will vote according to their judgment. The enclosed proxy may be revoked prior to the Special Meeting by written notice to the Secretary of the Company at 10 Monroe Street, New York, New York 10002 or by written or oral notice to the Secretary at the Special Meeting at any time prior to being voted. This Proxy Statement and the Proxy Card enclosed herewith were first sent to Shareholders of the Company on or about October ___, 2000.

      If a quorum is not present at the Special Meeting, a vote for adjournment will be taken among the shareholders present or represented by proxy. If a majority of the shareholders present or represented by proxy vote for adjournment, it is the Company's intention to adjourn the Special Meeting until a later date and to vote proxies received at such adjourned meeting(s).

      Under the laws of New York, the Company's state of incorporation, "votes cast" at a meeting of shareholders by the holders of shares entitled to vote are determinative of the outcome of the matter subject to vote. Abstentions and broker non-votes will not be considered "votes cast" based on the Company's understanding of state law requirements. A "broker non-vote" occurs if a broker or other nominee does not have discretionary authority and has not received instructions with respect to a particular item. Shareholders may not cumulate their votes.

                                 PROPOSAL NO. 1

                             ELECTION OF DIRECTORS.

      At the Special Meeting, six (6) directors are to be elected to serve until the next annual meeting or until their successors are elected and qualified. The persons named in the enclosed form of proxy have advised that, unless contrary instructions are received, they intend to vote FOR the election of the six (6) individuals named in the following table, all of whom are currently directors of the Company. The Board of Directors does not expect that any of the nominees will be unavailable for election as a director. If by reason of an unexpected occurrence, one or more of the nominees is not available for election, however, the persons named in the form of proxy have advised that they will vote for such substitute nominees as the Board of Directors of the Company may propose. The following information is as of the Record Date.

                              Position with          Held    Principal
Name                    Age   Company                Since   Occupation
----                    ---   --------------------   -----   ----------------------------

Irene Pletka (1)        58    President and          1977    Photographer
                              Director

Peter Pletka (1)        62    Vice President and     1992    Physician
                              Nominee for Director

Robert Gershon (2)      63    Director, Vice         1977    Principal in the
                              President and                  firm of Carl Gershon &
                              Treasurer                      Co., a Real Estate Brokerage.

Melvin Gershon (2)      57    Director and           1977    Principal in the
                              Secretary                      Gershon & firm of Carl Co.

Loretta Jefferson (3)   57    Director               1993    Housing Management
                                                             Representative, New York
                                                             State Division of Housing
                                                             and Community Renewal
                                                             (the "DHCR").

Howard Kestenberg       43    Director               1992    Real Estate Entrepreneur

----------
(1)   Dr. Peter Pletka and Mrs. Irene Pletka are husband and wife.
(2)   Mr. Melvin Gershon and Mr. Robert Gershon are brothers.
(3) Pursuant to the Article IV (Limited Dividend Housing Companies) of the Private Housing Finance Law (the "Article"), the New York State Division of Housing and Community Renewal (the "DHCR") has the right to nominate one (1) member of the Company's Board of Directors. Ms. Jefferson is the DHCR's designated nominee.

      The respective terms of the officers and directors of the Company will continue until the next Annual Meeting of Shareholders or until their successors have been elected and qualified in accordance with the Company's By-Laws.

      The Manhattan, New York housing complex known as Knickerbocker Village, which is the principal asset of the Company, is managed by Cherry Green Property Corp. Several officers and directors of the Company are shareholders, officers and directors of Cherry Green Property Corp. Since Cherry Green Property Corp. owns more than ninety five percent (95%) of the Shares of the Company, approval of Proposal No. 1 is assured.

      The Board of Directors recommends a vote FOR each of the above-named nominees.

                                 PROPOSAL No. 2

               TO AMEND THE RESTATED CERTIFICATE OF INCORPORATION
                       TO EFFECT THE REVERSE STOCK SPLIT.

      The Board of Directors of the Company has approved a proposal (the "Reverse-Split Proposal") authorizing, subject to shareholder approval, an amendment to the Company's Restated Certificate of Incorporation (the "Certificate of Incorporation") to effect a reverse stock split of the Company's outstanding shares of Common Stock, on the basis of one (1) new share of Common Stock ("New Common Stock") for each four thousand (4,000) shares of outstanding Common Stock ("Old Common Stock"). The certificate of amendment ("Certificate of Amendment") to effect the Reverse-Split Proposal is in the form attached to this Proxy Statement as Annex A-1. Upon the approval of the Reverse Split Proposal, Cherry Green Property Corp. will be the sole Shareholder of the Company and all other Shareholders shall receive a fractional Share of New Common Stock which will be repurchased by the Company as outlined below. Shareholders will receive $6.15 for their fractional share of New Common Stock based upon a repurchase price calculated at $2.15 per each Share of Old Common Stock plus $4.00 per share of cumulative unpaid dividends. See "Fairness of the Reverse Split." There are approximately 6,730 Shares of Old Common Stock outstanding that are not owned by Cherry Green Property Corp. Approval of the Reverse-Split Proposal by Shareholders requires the affirmative vote of the holders of a majority of the outstanding Shares of the Common Stock. Since Cherry Green Property Corp. owns over ninety five percent (95%) of the outstanding Shares of the Company, approval of Proposal No. 2 is assured.

                                     GENERAL

      The Company's Limited Dividend Capital Stock, par value $2.15 ("Capital Stock"), is traded over-the-counter. No established trading market exists with respect to such stock since approximately 140,734 shares (approximately 95%) of the 147,464 shares outstanding are owned by Cherry Green Property Corp. The Capital Stock is not a marketable security in that since 1971, no bid and asked prices have been reported by the National Quotation Bureau, Inc.

      No dividends have been paid since 1968. At any time, the holders of Capital Stock cannot receive repayment of their investment in excess of the par value of the Capital Stock, together with cumulative unpaid dividends at the rate of six percent (6%) of par value ($2.15 per share) per annum (without interest). Dividends amounting to $19,023 were declared during 1979, but were not paid as of December 31, 1999. No dividends were declared or paid in 1999 or 1998. Cumulative dividends unpaid as of December 31, 1999 and December 31, 1998 amounted to approximately $590,000 and $571,000 (approximately $4.00 per share and $3.87 per share), respectively.

      There are approximately 340 holders of record of the Company's Capital Stock as of March 1, 2000. The Company is presently authorized to issue up to 348,837 shares of Common Stock, $2.15 par value, of which 147,464 shares are issued and outstanding. The Reverse-Split Proposal would effect a reverse stock split on the basis of one (1) share of New Common Stock for each four thousand (4,000) shares of outstanding Old Common Stock. The authorized number of shares of New Common Stock, however, will not change. Furthermore, all minority Shareholders (other Cherry Green Property Corp.) will receive $2.15 plus their pro rata portion of cumulative unpaid dividends for each share of Old Common Stock.

                    PRINCIPAL EFFECTS OF REVERSE STOCK SPLIT.

The principal effects of the Reverse-Split Proposal will be:

      1. Based upon the 147,464 shares of Old Common Stock outstanding as of October 10, 2000, the adoption of the Reverse-Split Proposal would decrease the outstanding shares of Old Common Stock by approximately four thousand percent (4000%), and thereafter approximately thirty-eight and eighty-six hundredths (38.86) shares of New Common Stock would be outstanding. The reverse split will not affect any shareholder's proportionate equity interest in the Company, subject to the provisions for the elimination of fractional shares as described above and below.

      2. The Company is authorized under the Certificate of Incorporation to issue up to 348,837 shares of Common Stock. The Company is not proposing to reduce the amount of its authorized Common Stock. If the Reverse-Split Proposal is adopted, the New Common Stock issued and outstanding will represent approximately .00001 of the Company's authorized Common Stock whereas the Old Common Stock currently issued and outstanding represents approximately forty three percent (43%) of the authorized Common Stock. After giving effect to the Reverse-Split Proposal, approximately 348,802 shares of Common Stock will be available for future issuance by the Board of Directors without further action by the shareholders.

      3. As of October 1, 2000 there were no outstanding options or warrants to purchase shares of Common Stock of the Company.

      4. As a result of the reverse stock split and repurchase of the Company's fractional Shares, the Company will have one (1) shareholder of record, Cherry Green Property Corp. In order to terminate the registration of a class of securities under Reg. Section 240.12g-4 of the Securities Exchange Act of 1934, as amended (the "Act"), the Company must certify on Form 15 under the Act. Thus, the Company will cease to be a publicly reporting Company under the Act after completion of the reverse stock split and redemption and/or escrow funds for sufficient number of fractional interests in the Company's Shares held by minority shareholders. Accordingly, after the reverse stock split and repurchase of the fractional shares, the Company, whose principal asset is a housing development located in Manhattan, New York, will continue operation as a public limited dividend housing company subject to the supervision of the DHCR, and the manager of the aforesaid housing development, Cherry Green Property Corp., will become the sole Shareholder of the Company.

      Assuming the Reverse-Split Proposal is approved and implemented, the Certificate of Amendment amending the Certificate of Incorporation will be filed with the Secretary of State of New York as promptly as practicable thereafter. The reverse stock split would become effective as of the close of business on the date of such filing (the "Effective Date").

                      REASONS FOR THE REVERSE STOCK SPLIT.

      The Board of Directors on September 20, 2000 authorized the Reverse Stock Split in connection with the Company's ongoing efforts to reduce costs and improve productivity. Reducing the number of its stockholders of record to less than three hundred (300) would permit the Company to discontinue the registration of its common stock under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Termination of the Company's status as a public reporting company under federal securities laws would allow the Company to achieve additional reductions in costs by reducing the general and administrative costs incurred in connection with maintaining such status. The Company believes that the adoption of the Reverse-Split Proposal would decrease the administration expenses associated with maintaining the Company's status as a publicly reporting/traded company. The Company spends approximately $40,000 per year to maintain its public company status, with approximately $30,000 in auditing fees and approximately $10,000 in legal fees. Since over ninety five percent (95%) of the Company's shares are owned by Cherry Green Property Corp., the minority shareholders have no control over the Company's business and affairs.

      The Board of Directors believes that neither the Company nor its stockholders derive any material benefit from the continued registration of the Company's Common Stock under the Exchange Act. The Company incurs significant direct and indirect costs, however, as a result of the requirement that it comply with the filing and reporting requirements applicable to public companies. The Board of Directors believes that the expense and burden to the Company of continued registration, including the requirement to file annual and quarterly reports, proxy statements and other documents with the Securities and Exchange Commission (the "SEC") significantly outweigh any benefits to the Company or its stockholders as a result of such registration. The Company expects to achieve annual cost savings of at least $40,000 as a result of the Reverse Stock Split. The Board of Directors have determined that the Reverse Stock

Split is the most cost- effective method of changing the Company's status from that of a publicly held reporting company to that of a non-reporting company.

      In making this determination, the Board of Directors considered other means of achieving this result, such as making privately or publicly negotiated purchases of outstanding shares of its common stock, including making a public tender offer for shares, but rejected these alternatives because they believed that the Reverse Stock Split would be simpler and more-cost effective.

                            LACK OF APPRAISAL RIGHTS.

      Pursuant to the New York Business Corporation Law, dissenting stockholders will not have appraisal rights if the Reverse Stock Split is effected. Stockholders who believe that they may be aggrieved by the Reverse Stock Split may have other rights under federal law or common law, such as rights relating to the fairness of the Reverse Stock Split and arising from possible breaches of the fiduciary responsibilities of corporate officers, directors and stockholders. The nature and extent of such rights, if any, may vary depending upon the facts and circumstances.

   EXCHANGE OF STOCK CERTIFICATES; CASH PAYMENTS IN LIEU OF FRACTIONAL SHARES.

      If the Reverse Stock Split is effected, the stock certificates formerly representing shares of Old Shareholders' Common Stock will represent the right to receive shares of New Common Stock into which they have been converted, and/or the right to receive a cash payment in lieu of shares, as the case may be, as described below. Enclosed is a Letter of Transmittal for use in exchanging stock certificates of Old Common Stock for stock certificates of New Common Stock and/or a cash payment. Stockholders should not send Letters of Transmittal to the Company, but to Continental Stock Transfer & Trust Company, the transfer agent and registrar for the Old Common Stock.

                      FINANCING OF THE REVERSE STOCK SPLIT.

      The Company estimates that it will incur transactional expenses of approximately $45,000 in connection with the Reverse Stock Split. In addition, the Company will pay $41,390 to repurchase fractional interests of minority Shareholders. The Company intends to finance such costs from its working capital.

                      FAIRNESS OF THE REVERSE STOCK SPLIT .

      The Board of Directors have reviewed and considered the terms and conditions of the Reverse Stock Split and have unanimously determined that the Reverse Stock Split, taken as a whole, is fair to, and in the best interests of, the Company and its stockholders. Accordingly, the Amended Certificate of Incorporation, dated August 3, 1953 mirrors Section 30 (13) of the statute governing New York Public Limited Dividend Housing Companies, which provides that in repayment for their Common Stock, holders are entitled to no more than par value of their Common Stock along with cumulative dividends not to exceed six percent (6%) per annum. Cumulative paid dividends were $590,000 as of December 31, 1999 and would be equal to $4.00 per share of old Common Stock. Any amounts exceeding those provided by statute and in the Amended Certificate of Incorporation, dated August 3, 1953, revert back to the State of New York. The Board of Directors did not retain an unaffiliated representative to act solely on the behalf of the unaffiliated stockholders of the Company for the purposes of negotiating the terms of the Reverse Stock Split.

      The Board of Directors believes that the payment of cash in the amount of $2.15 per share of Old Common Stock plus accrued unpaid dividends in lieu of the issuance of fractional shares of New Common Stock to persons who would hold fractional shares of New Common Stock after the Reverse Stock Split, will enable such stockholders to liquidate their shares easily and at a fair price which is at a premium to recent prevailing market prices (of which there is none) of the Company's common stock. In addition, by having shares of Old Common Stock exchanged for cash by the Company, a stockholder will be able to liquidate his investment, or fraction thereof, in the Company without incurring brokerage costs which, in the case of a holder of a small quantity of Old Common Stock, could materially reduce or eliminate the actual net proceeds of sale to the shareholder.

             POSTPONEMENT OR ABANDONMENT OF THE REVERSE STOCK SPLIT.

      The Company's Board of Directors may postpone, revise or abandon the Reverse Stock Split at any time prior to its consummation, for any reason, including, without limitation, if, in the Directors' sole judgment, consummation of the Reverse Stock Split would unduly deplete the Company's working capital or would render the Reverse Stock Split unfair to the Company and its continuing stockholders due to an adverse change in the Company's financial condition.

        CONDUCT OF THE COMPANY'S BUSINESS AFTER THE REVERSE STOCK SPLIT.

      The Company believes that the Reverse Stock Split will not have any effect on its business and operations and expects to continue to conduct such business and operations as they are currently being conducted. Any future changes to the business and regulation of the Company will require approval of the DHCR and pursuant to applicable New York Law.

                    TERMINATION OF REPORTING COMPANY STATUS.

      If the Reverse Stock Split is effected, the Company expects to cease to be a reporting company under the Exchange Act. As a result, the Company would no longer file annual and quarterly reports, proxy statements, and other documents with the SEC. In addition, the Company would no longer be required to comply with the proxy rules of Regulation 14A promulgated under Section 14 of the Exchange Act, and its officers, directors and 10%-or-greater stockholders would no longer be subject to the reporting requirements and "short-swing" insider trading restrictions under Section 16 of the Exchange Act. Continuing stockholders would no longer be entitled to receive annual reports and proxy statements required by the Exchange Act and would most likely no longer have the benefit of a public market for their shares of the Company's common stock.

                        RULE 13E-3 TRANSACTION STATEMENT.

      In connection with the Reverse Stock Split, the Company has filed with the SEC a Rule 13e-3 Transaction Statement on Schedule 13e-3. See "Other information; Documents Incorporated by Reference."

         CHANGES TO AUTHORIZED CAPITAL STOCK; TERMS OF STOCK UNCHANGED.

      If the Reverse Stock Split is effected, the number of authorized shares of the Company's common stock will not be reduced other than the number of issued and outstanding Shares will be reduced.

  EXCHANGE OF STOCK CERTIFICATES AND ELIMINATION OF FRACTIONAL SHARE INTERESTS.

      As soon as practicable after the Effective Date, shareholders will be notified and requested to surrender their Old Common Stock certificates for new certificates representing the number of shares of New Common Stock after the reverse stock split. Until so surrendered, each current certificate representing shares of Old Common Stock will be deemed for all corporate purposes after such Effective Date to evidence ownership of New Common Stock in the appropriately reduced number. Continental Stock Transfer & Trust Company, will be appointed exchange agent (the "Exchange Agent") to act for shareholders in effecting the exchange of their certificates.

      Interest will not be paid on the amounts payable upon surrender of Certificates which formerly represented shares of Common Stock. Therefore, the Company recommends that shareholders surrender their Certificates promptly after the reverse split is completed. If the Company is unable to locate a shareholder or a shareholder refuses to submit his/her stock certificate, the Corporation may hold the redemption price subject to any applicable abandoned property, escheat or similar law. The Corporation will not be liable to any person in respect of any cash delivered to a public official or entity under any applicable abandoned property, escheat or similar law.

      Each stockholder of record who holds shares of Old Common Stock should use the enclosed Letter of Transmittal (See Annex A-2) to surrender his old stock certificate(s) and to receive a total of $6.15 per Share.

      There were approximately 340 shareholders of record of the Company as of October 10, 2000. The Reverse-Split Proposal, if adopted, is expected to cause a significant change in the number of shareholders. The Company plans for the cancellation or purchase of its shares from individuals holding a nominal number of such shares if the Reverse-Split Proposal is adopted. Thereafter, the Company will file a Form 15 in accordance with the reporting requirements of the Act.

                        FEDERAL INCOME TAX CONSEQUENCES.

1. The shares of New Common Stock in the hands of a shareholder will have an aggregate basis for computing gain or loss equal to the aggregate basis of shares of Old Common Stock held by that shareholder immediately prior to the adoption of the Reverse-Split Proposal reduced by the amount of proceeds, if any, received from the sale of fractional interests and increased by any gain recognized on that sale.

2. For purposes of calculating gain or loss on the sale or disposition of New Common Stock, a shareholder's holding period for the New Common Stock will be the same as the holding period of the Old Common Stock exchanged therefor.

3. Shareholders who receive cash for all of their stock holdings (as a result of owning less than one share) will recognize a gain or loss for federal income tax purposes as a result of the disposition of their shares of Common Stock. Although the tax consequences to shareholders who receive cash for some of their holdings are not entirely certain, those shareholders in all likelihood, will recognize a gain or loss for federal income tax purposes as a result of the disposition of a portion of their shares of Common Stock. Shareholders who do not receive any cash for their holdings will not recognize any gain or loss for federal income tax purposes as a result of the proposed reverse stock split.

                                 VOTE REQUIRED.

      Approval by shareholders of the proposed amendment to the Company's Restated Certificate of Incorporation in the form set forth on Appendix A hereto, effecting the proposed reverse stock split of the Common Stock requires the affirmative vote of the holders of a majority of the outstanding shares of the Company's Common Stock. Cherry Green Property Corp. will be in a position to vote more than 95% of the outstanding shares in favor of the Reverse-Split Proposal. Since Cherry Green Property Corp. owns more than ninety five percent (95%) of the Shares of the Company, approval of Proposal No. 2 is assured.

      For the reasons set forth above, the Board of Directors unanimously recommends a vote FOR the reverse-split proposal, Proposal No. 2.

                                 PROPOSAL NO. 3

               RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS.

      The Board of Directors recommends that the Shareholders ratify the selection of Held, Kranzler, certified public accountants, as independent auditors to audit the accounts of the Company for the fiscal year ending December 31, 2000. The selection of Held Kranzler was approved by the Board of Directors. Held, Kranzler are currently the independent auditors for the Company.

      Since Cherry Green Property Corp. owns more than ninety five percent (95%) of the Shares of the Company, approval of Proposal No. 3 is assured.

      The Board of Directors recommends a vote FOR this Proposal No. 3.

                                 PROPOSAL NO. 4

                              ADOPTION OF BY-LAWS.

      The Company's Board of Directors has approved new amended and restated By-Laws of the Company (a copy of which is annexed hereto as Annex A-3 and which is incorporated herein by reference as if fully set forth herein). The proposed By-Laws are submitted to shareholders for approval by the Board of Directors to allow the officers and directors of the Company greater flexibility in the management and affairs of the Company. The Company's current By-Laws dated back to 1957. Since such time, the New York Business Corporation Law has been amended to provide greater flexibility to management in calling shareholder meetings, in holding meetings telephonically and by unanimous written consent, etc.

      The Board of Directors recommends that the Shareholders ratify the proposed By-Laws.

      Since Cherry Green Property Corp. owns more than ninety five percent (95%) of the Shares of the Company, approval of Proposal No. 4 is assured.

      The Board of Directors recommends a vote FOR this Proposal No. 4.

            INFORMATION CONCERNING MEETINGS OF THE BOARD OF DIRECTORS
                 AND BOARD COMMITTEES AND DIRECTOR COMPENSATION.

      During fiscal year 1999, the Board of Directors held no meetings. In June 2000, the Board of Directors held one meeting, approving all of the matters submitted in this Proxy to shareholders.

      The Board of Directors does not have standing Audit, Nominating, Compensation and Stock Option Committees.

      All officers of the Company serve at the discretion of the Board of Directors. See "Security Ownership of Certain Beneficial Owners and Management" and "Executive Compensation".

      The Company does not pay directors of the Company any compensation for services as a director. See "Security Ownership of Certain Beneficial Owners and Management" and "Executive Compensation." In the future, the Company does not anticipate that it will pay any directors retainers.

                               EXECUTIVE OFFICERS

      The Company does not have any Executive Officers.

                           Summary Compensation Table

      The Company's directors and officers received no compensation in connection with their service on the Board and to the Company.

          DIRECTORS, EXECUTIVE OFFICERS, PROMOTERS AND CONTROL PERSONS;
                    COMPLIANCE WITH SECTION 16(a)OF THE ACT.

                              Position with          Held    Principal
Name                    Age   Company                Since   Occupation
----                    ---   --------------------   -----   ----------------------------

Irene Pletka (1)(2)     58    President and          1977    Photographer
                              Director

Peter Pletka (1)(2)     62    Vice President         1992    Physician
                              and nominee
                              for Director

Howard Kestenberg       43    Director               1992    Real Estate Entrepreneur

Robert Gershon (2)(4)   63    Director, Vice         1977    Principal in the firm
                              President and                  of Carl Gershon & Co., a Real
                              Treasurer                      Estate brokerage.

Melvin Gershon (2)(4)   57    Director and           1977    Principal in the firm
                              Secretary                      of Carl Gershon & Co.

Loretta Jefferson (3)   57    Director               1998    Housing Management
                                                             Representative, New York State
                                                             Division of Housing and
                                                             Community Renewal.

----------
(1)   Dr. Peter Pletka and Mrs. Irene Pletka are husband and wife.
(2)   Mr. Melvin Gershon and Mr. Robert Gershon are brothers.
(3) Pursuant to the Article IV (Limited Dividend Housing Companies) of the Private Housing Finance Law (the "Article"), the DHCR has the right to nominate one (1) member of the Company's Board of Directors. Ms. Jefferson is the DHCR's designated nominee.

      The respective terms of the officers and directors of the Company will continue until the next Annual Meeting of Shareholders or until their successors have been elected and qualified in accordance with the Company's By-Laws.

      The Manhattan, New York housing complex known as Knickerbocker Village, which is the principal asset of the Company, is managed by Cherry Green Property Corp. Several officers and directors of the Company are shareholders, officers and directors of Cherry Green Property Corp. Since Cherry Green Property Corp. owns more than ninety five percent (95%) of the Shares of the Company.

                             EXECUTIVE COMPENSATION.

      During the year ended December 31, 1999, no officer or director of the Company received any compensation from the Company for his or her services as an officer or director of the Company. The Company did not grant or award stock options, stock appreciation rights or long-term incentive plans to any of its executive officers in the last fiscal year. The Company does not presently maintain a pension plan or other retirement plan for its named executive officers.

      The housing complex known as Knickerbocker Village located in Manhattan, New York, is owned by the Company and is managed by Cherry Green Property Corp. pursuant to a management contract approved by the New York State DHCR Cherry Green Property Corp. was granted increases in its annual management fee of 5.5% and 1.4%, effective July 1, 1998 and July 1, 1999, respectively, pursuant to a Contract for Managing Agents Extension Agreement, approved by the DHCR on September 22, 1999. Such management fee is reviewed and adjusted annually effective July 1 of each year, by the DHCR. Cherry Green Property Corp. owns more than 95% of the Company's Capital Stock. Several officers and directors of Cherry Green Property Corp. are officers and directors of the Company. During 1999, the Company paid Cherry Green Property Corp. a management and administrative fee of approximately $966,000. Such management fee was approved by the DHCR.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT.

(a) Security Ownership of Certain Beneficial Owners. Following is a list of those persons known by the Company to be the beneficial owners of more than 5% of the outstanding Capital Stock of the Company as of December 31, 1999:

Name and Address                 Amount and Nature          Title of Class and
of Beneficial Owner              of Beneficial              Percent of Ownership
-------------------              -----------------          --------------------
Cherry Green Property Corp.      140,734 Shares of          Capital Stock - 95%
(Record and Beneficial)          Capital Stock (par
10 Monroe Street                 value $2.15)
New York, New York

(b)   Security Ownership of Management.

      As of December 31, 1999, no Directors or Officers owned any shares of the Company's Limited Dividend Capital Stock, $2.15 par value. However, the following Officers and Directors of the Company own of record and beneficially that percentage of Common Stock of Cherry Green Property Corp. as set forth below:

Percent Owned of Cherry Green Property Corp.

                                                        Percent Owned of
Name                 Position with Company         Cherry Green Property Corp.
----                 ---------------------         ---------------------------

Irene Pletka (1)     Director and President                  28.3%

Peter Pletka (1)     Vice President                            25%

Howard Kestenberg    Director                                18.3%

Robert Gershon (2)   Director, Vice President                 9.6%
                     and Treasurer

Melvin Gershon (2)   Director and Secretary                   6.3%

----------
(1) Dr. Peter Pletka and Mrs. Irene Pletka are husband and wife and own such percentages as indicated above in their own name.
(2)   Mr. Melvin Gershon and Mr. Robert Gershon are brothers.
(3) Pursuant to the Article IV (Limited Dividend Housing Companies) of the Private Housing Finance Law (the "Article"), the DHCR has the right to nominate one (1) member of the Company's Board of Directors. Ms. Jefferson is the DHCR's designated nominee.

      (c)   Change in control.

      There are no known arrangements, the application of which may at a subsequent date result in a change in control of the Company.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS.

      The Company is managed by Cherry Green Property Corp., the owner of over 95% of the Company's outstanding Capital Stock. Several officers and directors of the Company are shareholders, officers and directors of Cherry Green Property Corp. During 1999, the Company paid Cherry Green Property Corp. a management and administrative fee of approximately $966,000. Such fee was approved by the DHCR pursuant to a contract, with increases effective July 1, 1998 and July 1, 1999.

                             SHAREHOLDER PROPOSALS.

      Any shareholder proposals to be included in the Board of Directors' solicitation of proxies for the 2001 Annual Meeting of Shareholders must be received by Melvin Gershon, Secretary, at c/o Knickerbocker Village, Inc., 10 Monroe Street, New York, New York 10002, no later than June 1, 2001.

                                 ANNUAL REPORT.

      A copy of the Company's 1999 Annual Report in Form 10-KSB to Shareholders, accompanies this Proxy Statement. Any shareholder who has not received a copy of the 1999 Annual Report to Shareholders and wishes to do so should contact Mr. Melvin Gershon, Secretary, by mail at the address set forth on the Notice of Annual Meeting or by telephone at (212) 227-0955. The information disclosed therein is important for proper consideration of the matters to come before the Special Meeting. The 1999 Annual Report is not incorporated into this Proxy Statement and shall not be considered a part of this solicitation material.

                            GENERAL AND OTHER MATTERS

      The Board of Directors knows of no matter, other than those referred to in this Proxy Statement, which will be presented at the Special Meeting. However, if any other matters are properly brought before the Special Meeting or any of its adjournments, the person or persons voting the proxies will vote them in accordance with their judgment on such matters.

      The cost of preparing, assembling, and mailing this Proxy Statement, the enclosed proxy card and the Notice of Special Meeting will be paid by the Company. Additional solicitation by mail, telephone, telegraph or personal solicitation may be done by directors, officers, and regular employees of the Company. Such persons will receive no additional compensation for such services. Brokerage houses, banks and other nominees, fiduciaries and custodians nominally holding shares of Common Stock of record will be requested to forward proxy soliciting material to the beneficial owners of such shares, and will be reimbursed by the Company for their reasonable expenses. The Company has retained Rosen & Tetelman, LLP to assist in such solicitation and has agreed to pay reasonable and customary fees for its services and to reimburse it for reasonable out-of-pocket expenses in connection therewith.

      You are urged to complete, sign, date and return your proxy promptly. You may revoke your proxy at any time before it is voted. If you attend the Special Meeting, as we hope you will, you may vote your shares in person.

By order of the Board of Directors,


Melvin Gershon,
Secretary

October   , 2000

                                    ANNEX A-1

         CERTIFICATE OF AMENDMENT OF THE CERTIFICATE OF INCORPORATION OF
                           KNICKERBOCKER VILLAGE, INC.

Under Section 801 of the Business Corporation Law

      WE, THE UNDERSIGNED, Irene Pletka and Melvin Gershon being, respectively, the President and Secretary of Knickerbocker Village, Inc., do hereby certify:

      1. The name of the Corporation is Knickerbocker Village, Inc. (the "Corporation").

      2. The Certificate of Incorporation of said Corporation was filed by the Department of State, State of New York, on the 5th day of September, 1933, and its restated certificate of incorporation was filed by the Department of State on the 14th day of August, 1953.

      3. Immediately upon the effectiveness of this amendment to the Corporation's Certificate of Incorporation pursuant to the New York Business Corporation Law (the "Effective Time"), each four thousand (4,000) issued and outstanding shares of the Corporation's Common Stock, par value $2.15 per share ("Old Common Stock"), shall automatically, without further action on the part of the Corporation or any holder of such Old Common Stock, be converted into one
(1) new share of the Corporation's Common Stock, $8,600 par value per share ("New Common Stock"), as constituted following the Effective Time. The conversion of the Old Common Stock into New Common Stock, will be deemed to occur at the Effective Time, regardless of when the certificates representing such Old Common Stock are physically surrendered to the Corporation for exchange into certificates representing New Common Stock. After the Effective Time, certificates representing the Old Common Stock will, until such shares are surrendered to the Corporation for exchange into New Common Stock, represent the number and class of New Common Stock into which such Old Common Stock shall have been converted pursuant to this amendment.

      In cases in which the conversion of the Old Common Stock into New Common Stock results in any shareholder holding a fraction of a share, the Company will pay the shareholder for such fractional interest on the basis of the par value of the Old Common Stock.

      4. At a meeting of the Board of Directors held on September 20, 2000, and at a meeting of the shareholders held on November , 2000, the foregoing amendment was approved by more than a majority of the votes cast by the holders of the outstanding shares of Common Stock entitled to vote thereon, all in accordance with Section 614 of the New York Business Corporation Law.

      IN WITNESS WHEREOF, this certificate has been signed and the truth of the statements therein affirmed under penalty of perjury, on this day of November, 2000.


                                          --------------------------------------
                                                  Irene Pletka, President


                                          --------------------------------------
                                                 Melvin Gershon, Secretary

                           KNICKERBOCKER VILLAGE, INC.

                      PROXY SOLICITED BY BOARD OF DIRECTORS
                       FOR SPECIAL MEETING OF SHAREHOLDERS

      The undersigned shareholder of Knickerbocker Village, Inc., a New York corporation (the "Company"), hereby appoints Irene Pletka, Peter Pletka, Robert Gershon, Melvin Gershon and Loretta Jefferson, or any one of them, attorneys, agents and proxies of the undersigned, with full power of substitution to each of them, to vote all the shares of Common Stock, par value $2.15 per share, of the Company which are entitled to one (1) vote per share and which the undersigned may be entitled to vote at the Special Meeting of Shareholders of the Company to be held at The Williams Club, 24 East 39th Street, New York, New York, on, November __, 2000, at 10:00 A.M., New York time, and at any adjournment of such Special Meeting, with all powers which the undersigned would possess if personally present:

      1. To elect six (6) directors.

      2. Consider and vote upon a proposal to authorize an amendment to the Company's Restated Certificate of Incorporation to effect a reverse stock split that would result in the issuance of one (1) share of Common Stock for each four thousand (4,000) shares held.

      3. To ratify the selection of Held Kranzler as the Company's independent auditors for the year ending December 31, 2000.

      4. To adopt new By-Laws.

      5. Vote upon such other matters as may be properly brought before the Special Meeting or any adjournment thereof hereby revoking all previous proxies and ratifying all that any said proxies, their substitutes, or any of them, may lawfully do by virtue hereof.

      IF NO DIRECTIONS ARE GIVEN, THE INDIVIDUALS DESIGNATED ABOVE WILL VOTE FOR THE ABOVE PROPOSALS AND, AT THEIR DISCRETION, ON ANY OTHER MATTER THAT MAY COME BEFORE THE SPECIAL MEETING.

      The undersigned acknowledges receipt of the Notice of Special Meeting of Shareholders and Proxy Statement of the Company.

          (CONTINUED AND TO BE VOTED, DATED AND SIGNED ON REVERSE SIDE)

                           KNICKERBOCKER VILLAGE, INC.
                    Common Stock Proxy One (1) Vote Per Share
                                  SPECIAL NOTES

                        I plan to attend the meeting |_|

                          PLEASE MARK VOTES |_| or |X|

Signature(s) should agree with names on Stock Certificates as shown herein. Attorneys, executors, administrators, trustees, guardians or custodians should give full title as:____________________

No. 1. To elect the following directors

       Irene Pletka              FOR              AGAINST               ABSTAIN
                                 |_|                |_|                   |_|

       Peter Pletka              FOR              AGAINST               ABSTAIN
                                 |_|                |_|                   |_|

       Robert Gershon            FOR              AGAINST               ABSTAIN
                                 |_|                |_|                   |_|

       Melvin Gershon            FOR              AGAINST               ABSTAIN
                                 |_|                |_|                   |_|

       Loretta Jefferson         FOR              AGAINST               ABSTAIN
                                 |_|                |_|                   |_|

No. 2. Consider and vote upon a proposal to authorize an amendment to the Company's Restated Certificate of Incorporation to effect a reverse stock split that would result in the issuance of one (1) share of Common Stock for each four thousand (4,000) shares held.

                FOR                  AGAINST               ABSTAIN
                |_|                    |_|                   |_|

No. 3. To ratify the selection of Held Kranzler as the Company's independent auditors for the year ending December 31, 2000.

                FOR                  AGAINST               ABSTAIN
                |_|                    |_|                   |_|

No. 4. To adopt new By-Laws.

                FOR                  AGAINST               ABSTAIN
                |_|                    |_|                   |_|

No. 5. Vote upon such other matters as may be properly brought before the Special Meeting or any adjournment thereof hereby revoking all previous proxies and ratifying all that any said proxies, their substitutes, or any of them, may lawfully do by virtue hereof.

                FOR                  AGAINST               ABSTAIN
                |_|                    |_|                   |_|

complete, date and sign this proxy and return it promptly in the enclosed envelope whether or not you plan to attend the Special Meeting.

                      Dated: ________________________, 2000


                             _________________________________________


                             _________________________________________
                             Signature of Shareholder(s)
                             Insert Number of Shares Held: ___________

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                                    Annex A-2

                              LETTER OF TRANSMITTAL

         To Accompany Certificates Representing Limited Dividend Capital
        Stock Shares (hereinafter "Stock") of Knickerbocker Village, Inc.
                (hereinafter "Knickerbocker") to be Exchanged for
                                  Cash Payments

                     SHAREHOLDERS: PLEASE READ CAREFULLY THE
                     IMPORTANT INSTRUCTIONS ON THE LAST PAGE
                          OF THIS LETTER OF TRANSMITTAL

To: Continental Stock Transfer and Trust Company
    2 Broadway, 19th Floor
    New York, NY 10004

                                        List of Certificates Enclosed and Number
                                        of Shares of Knickerbocker Stock
Name and Address of Registered Owner    Represented by each Certificate
------------------------------------    ----------------------------------------

                                        Cert. No.                     No. Shares
                                        ---------                     ----------


      Pursuant to Knickerbocker's Proxy Statement dated October ___, 2000, enclosed are the above listed stock certificates representing shares of Common Stock, par value $.01 per share (hereinafter the "Shares") of Knickerbocker Stock to be exchanged for cash payment.

      I, the undersigned shareholder of Knickerbocker Stock, holding of record as of the ___ of October, 2000 (hereinafter the "Effective Date") ______ Shares of Knickerbocker hereby exchange said Shares for a cash payment of Six Dollars and Fifteen Cents ($6.15) per share and hereby transfer said shares to Knickerbocker free and clear of all liens, claims, and encumbrances.

      Please sign below exactly how your name appears on your stock certificate(s), if acting as attorney, executor, trustee, or in other representative capacity, please give full title as such. If stock is held jointly, all owners should sign.


Dated:_______________               _____________________________
                                    Signature
                                    Print Name:__________________


Dated:_______________               _____________________________
                                    Signature of Joint Owner
                                    Print Name:__________________


                                    ______________________________
                                    Signature of Joint Owner
                                    Print Name:__________________

                     SHAREHOLDER: PLEASE NOTE THE FOLLOWING
                             IMPORTANT INSTRUCTIONS

o All Stock Certificates submitted should be duly endorsed for transfer to Continental Stock Transfer & Trust Co.

o Knickerbocker's Board of Directors may postpone or abandon the Proposed Reverse Stock Split at any time prior to its consummation, for any reason, including without limitation, if, the Directors, in their sole judgment, determine that consummation of the Reverse Stock Split would unduly deplete Knickerbocker's working capital. In such event, your enclosed Stock Certificate will be returned to you.

o To avoid back-up withholding with respect to cash payments, please complete, date, sign, and return the enclosed form W-9, or a substitute form W-9.

                                    ANNEX A-3

                                     BYLAWS

                                       OF

                           KNICKERBOCKER VILLAGE, INC.
                            (A New York Corporation)

                                   ARTICLE I.
                                    OFFICE.

The principal office of the Corporation in the State of New York, is at 10 Monroe Street, New York, New York, County of New York.

                                  ARTICLE II.
                            STOCKHOLDERS' MEETINGS.

Section 1. Annual Meetings.

(a) The annual meeting of the stockholders of the Corporation, commencing with the year 2000 shall be held at the principal office of the Corporation in the State of Incorporation or at any other place within or without the State of Incorporation as may be determined by the Board of Directors and as may be designated in the notice of that meeting.

      The meeting shall be held on the first Wednesday in June of each year. If that day is a legal holiday, the meeting shall be held on the next succeeding day not a legal holiday. The business to be transacted at the meeting shall be the election of directors and such other business as properly brought before the meeting.

(b) If the election of directors shall not be held on the day herein designated for any annual meeting, or at any adjournment of that meeting, the Board of Directors shall call a special meeting of the stockholders as soon as possible thereafter.

      At this meeting the election of directors shall take place, and the election and any other business transacted shall have the same force and effect as at an annual meeting duly called and held.

(c) No change in the time or place for a meeting for the election of directors shall be made within 20 days preceding the day on which the election is to be held. Written notice of any change shall be given each stockholder at least 20 days before the election is held, either in person or by letter mailed to the stockholder at the address last shown on the books of the Corporation.

(d)   In the event the annual meeting is not held at the time prescribed in
      Article II, Section I(a) above, and if the Board of Directors shall not call a special meeting as prescribed in Article II, Section l(b) above within three months after the date prescribed for the annual meeting, then any stockholder may call that meeting, and at that meeting the stockholders may elect the directors and transact other business with the same force and effect as at an annual meeting duly called and held.

Section 2. Special Meetings.

Special meetings of the stockholders may be called by the President or by the holders of at least ten percent (10%) of the stock entitled to vote at that meeting. At any time, upon the written request of any person or persons entitled to call a special meeting, it shall be the duty of the Secretary to send out notices of the meeting, to be held within or without the State of Incorporation and at such time, but not less than 20 days nor more than 45 days after receipt of the request, as may be fixed by the Board of Directors. If the Board of Directors fails to fix a time or place, the meeting shall be held at the principal office of the Corporation at a time as shall be fixed by the Secretary within the above limits.

Section 3. Notice and Purpose of Meetings; Waiver.

Each stockholder of record entitled to vote at any meeting shall be given in person, or by mail, or by prepaid telegram, written or printed notice of the purpose or purposes, and the time and place within or outside the State of Incorporation of every meeting of stockholders. This notice shall be delivered not less than 10 days nor more than 50 days before the meeting. If mailed or telegraphed, it should be directed to the stockholder at the address last shown on the books of the Corporation. No publication of the notice of meeting shall be required. A stockholder may waive the notice of meeting by attendance, either in person or by proxy, at the meeting, or by so stating in writing, either before or after the meeting. Attendance at a meeting for the express purpose of objecting that the meeting was not lawfully called or convened shall not, however, constitute a waiver of notice. Except where otherwise required by law, notice need not be given of any adjourned meeting of the stockholders.

Section 4. Quorum.

Except as otherwise provided by law, a quorum at all meetings of stockholders shall consist of the holders of record of a majority of the shares entitled to vote present in person or by proxy.

Section 5. Closing of Transfer Books; Record Date.

(a) In order to determine the holders of record of the Corporation's stock who are entitled to notice of meetings, to vote at a meeting or its adjournment, to receive payment of any dividend, or to make a determination of the stockholders of record for any other proper purpose, the Board of Directors of the Corporation may order that the Stock Transfer

      Books be closed for a period not to exceed sixty days. If the purpose of this closing is to determine who is entitled to notice of a meeting and to vote at such meeting, the Stock Transfer Books shall be closed for at least thirty days preceding such meeting.

(b) In lieu of closing the Stock Transfer Books, the Board of Directors may fix a date as the record date for the determination of stockholders. This date shall be no more than sixty days prior to the date of the action which requires the determination, nor, in the case of a stockholders' meeting, shall it be less than thirty days in advance of such meeting.

(c) If the Stock Transfer Books are not closed and no record date is fixed for the determination of the stockholders of record, the date of which notice of the meeting is mailed, or on which the resolution of the Board of Directors declaring a dividend is adopted, as the case may be, shall be the record date for the determination of stockholders.

(d) When a determination of stockholders entitled to vote at any meeting has been made as provided in this section, this determination shall apply to any adjournment of the meeting, except when the determination has been made by the closing of the Stock Transfer Books and the stated period of closing has expired.

Section 6. Presiding Officer; Order of Business.

(a) Meetings of the stockholders shall be presided over by the Chairman of the Board, or, if he or she is not present, by the Chief Executive Officer, or if not present, by the President, or if he or she is not present, by a Vice-President, or if neither the Chairman of the Board nor the Chief Executive Officer nor the President nor a Vice-President is present, by a chairman to be chosen by a majority of the stockholders entitled to vote at the meeting who are present in person or by proxy. The Secretary of the Corporation, or, in her or his absence, an Assistant Secretary, shall act as secretary of every meeting, but if neither the Secretary nor an Assistant Secretary is present, the stockholders present at the meeting shall choose any person present to act as secretary of the meeting.

(b)   The order of business shall be as follows:
      1.    Call of meeting to order.
      2.    Proof of notice of meeting.
      3.    Reading of minutes of last previous annual meeting.
      4.    Reports of officers.
      5.    Reports of committees.
      6.    Election of directors.
      7.    Miscellaneous business.

Section 7. Voting.

(a) Except in the election of directors, at which time the stockholders shall be entitled to cumulate their votes, and except as otherwise provided in the Articles of Incorporation, the Bylaws, or the laws of the State of Incorporation at every meeting of the stockholders, each stockholder of the Corporation entitled to vote at the meeting shall have, as to each matter submitted to a vote, one vote in person or by proxy for each share of stock having voting rights registered in his or her name on the books of the Corporation. A stockholder may vote his or her shares through a proxy appointed by a written instrument signed by the stockholder or by a duly authorized attorney-in-fact and delivered to the secretary of the meeting. No proxy shall be valid after three months from the date of its execution unless a longer period is expressly provided.

(b) A majority vote of those shares entitled to vote and represented at the meeting, a quorum being present, shall be the act of the meeting except that in electing directors a plurality of the votes cast shall elect.

(c)   At all elections of directors, the voting shall be by ballot.

Section 8. List of Stockholders.

(a) A complete list of the stockholders of the Corporation entitled to vote at the ensuing meeting, arranged in alphabetical order, and showing the address of, and number of shares owned by, each stockholder shall be prepared by the Secretary, or other officer of the Corporation having charge of the Stock Transfer Books. This list shall be kept on file for a period of at least thirty days prior to the meeting at the principal office of the Corporation and shall be subject to inspection during the usual business hours of such period by any stockholder. This list shall also be available at the meeting and shall be open to inspection by any stockholder at any time during the meeting.

(b) The original Stock Transfer Books shall be prima facie evidence as to who are the stockholders entitled to examine the list or to vote at any meeting of the stockholders.

(c) Failure to comply with the requirements of this section shall not affect the validity of any action taken at any meetings of the stockholders.

                                  ARTICLE III.
                                   DIRECTORS.

Section 1. Number, Qualification, Term, Quorum, and Vacancies.

(a) Th number of the directors of the Corporation shall be five (5), unless and until otherwise determined by vote of a majority of the entire Board of Directors. The number of Directors shall not be less than three, unless all the outstanding shares are owned beneficially and of record by less than three shareholders, in which event the number of Directors shall not be less than the number of Shareholders. One of such directors shall always be appointed by the Commissioner of the New York State Division of Housing and Community Renewal of the State of New York (hereinafter called the "DHCR"), whose designee shall at all times be accepted by the Corporation as a member of the Board of Directors thereof, if and to the extent such designee shall be required by law or by valid and applicable regulations of the DHCR.

(b) The number of directors may be increased or decreased from time to time by an amendment to these Bylaws. Any increased number of directors shall be elected by the stockholders at the next regular annual meeting or at a special meeting called for that purpose.

(c)   Directors need not be stockholders of the Corporation.

(d) A majority of the directors in office shall be necessary to constitute a quorum for the transaction of business. If, at any meeting of the Board of Directors, there shall be less than a quorum present, a majority of those present may adjourn the meeting, without further notice, from time to time until a quorum shall have been obtained. In case there are vacancies on the Board of Directors, other than vacancies created by the removal of a director or directors by the stockholders or by an increase in the number of directors, the remaining directors, although less than a quorum, may by a majority vote elect a successor or successors for the unexpired term or terms.

Section 2. Meetings.

Meetings of the Board of Directors may be held either within or without the State of Incorporation. Meetings of the Board of Directors shall be held at those times as are fixed from time to time by resolution of the Board. Special meetings may be held at any time upon call of the Chairman of the Board, the Chief Executive Officer, the President, or a Vice-President, or a majority of directors, upon written or telegraphic notice deposited in the U.S. mail or delivered to the telegraph company at least thirty days prior to the day of the meetings. A meeting of the Board of Directors may be held without notice immediately following the annual meeting of the stockholders. Notice need not be given of regular meetings of the Board of Directors held at times fixed by resolution of the Board of Directors nor need notice be given of adjourned meetings. Meetings may be held at any time without notice if all the directors are present or if, before the meeting, those not present waive such notice in writing. Notice of a meeting of the Board of Directors need not state the purpose of, nor the business to be transacted at, any meeting.

Section 3. Removal.

(a) At any meeting of the stockholders, any director or directors may be removed from office, without assignment of any reason, by a majority vote of the shares or class of shares, as the case may be, which elected the director or directors to be removed, provided, however, that if less than all the directors are to be removed, no individual director shall be removed if the number of votes cast against her or his removal would be sufficient, if cumulatively voted at an election of the entire board, to elect one or more directors.

(b) When any director or directors are removed, new directors may be elected at the same meeting of the stockholders for the unexpired term of the director or directors removed. If the stockholders fail to elect persons to fill the unexpired term or terms of the director or directors removed, these unexpired terms shall be considered vacancies on the board to be filled by the remaining directors.

      Section 4. Indemnification.

(a) The Corporation shall indemnify each of its directors, officers, and employees whether or not then in service as such (and his or her executor, administrator and heirs), against all reasonable expenses actually and necessarily incurred by him or her in connection with the defense of any litigation to which the individual may have been made a party because he or she is or was a director, officer or employee of the Corporation. The individual shall have no right to reimbursement, however, in relation to matters as to which he or she has been adjudged liable to the Corporation for negligence or misconduct in the performance of his or her duties, or was derelict in the performance of his or her duty as director, officer or employee by reason of willful misconduct, bad faith, gross negligence or reckless disregard of the duties of his or her office or employment. The right to indemnity for expenses shall also apply to the expenses of suits which are compromised or settled if the court having jurisdiction of the matter shall approve such settlement.

(b) The foregoing right of indemnification shall be in addition to, and not exclusive of, all other rights to that which such director, officer or employee may be entitled.

Section 5. Compensation.

Subject to the approval of the DHCR, if and to the extent that such approval shall be required by law or by valid and applicable regulations of DHCR, directors, and members of any committee of the Board of Directors, shall be entitled to any reasonable compensation for their services as directors and members of any committee as shall be fixed from time to time by resolution of the Board of Directors, and shall also be entitled to reimbursement for any reasonable expense incurred in attending those meetings. The compensation of directors may be on any basis as determined in the resolution of the Board of Directors. Any director receiving compensation under these provisions shall not be barred from serving the Corporation in any other capacity and receiving reasonable compensation for such other services.

Section 6. Committees.

(a) The Board of Directors, by a resolution or resolutions adopted by a majority of the members of the whole Board, may appoint an Executive Committee, an Audit Committee, and any other committees as it may deem appropriate. Each committee shall consist of at least three members of the Board of Directors. Each committee shall have and may exercise any and all powers as are conferred or authorized by the resolution appointing it. A majority of each committee may determine its action and may fix the time and place of its meetings, unless provided otherwise by the Board of Directors. The Board of Directors shall have the power at any time to fill vacancies in, to change the size of membership of, and to discharge any committee.

(b) Each committee shall keep a written record of its acts and proceedings and shall submit that record to the Board of Directors at each regular meeting and at any other times as requested by the Board of Directors. Failure to submit the record, or failure of the Board to approve any action indicated therein will not, however, invalidate the action to the extent it has been carried out by the Corporation prior to the time the record of such action was, or should have been, submitted to the Board of Directors as provided.

Section 7. Dividends.

Subject always to the provisions of law and the Articles of Incorporation, the Board of Directors shall have full power to determine whether any, and, if so, what part, of the funds legally available for the payment of dividends shall be declared in dividends and paid to the stockholders of the Corporation. The Board of Directors may fix a sum which may be set aside or reserved over and above the paid-in capital of the Corporation for working capital or as a reserve for any proper purpose, and from time to time may increase, diminish, and vary this fund in the Board's absolute judgment and discretion.

                                   ARTICLE IV.
                                   OFFICERS.

Section 1. Number.

The officers of the Corporation shall be a Chairman of the Board, a Chief Executive Officer, a President, one or more Vice-Presidents, a Treasurer, a Controller, a Secretary, and one or more Assistant Secretaries. In addition, there may be such subordinate officers as the Board of Directors may deem necessary. Any person may hold two, but no more than two, offices.

Section 2. Term of Office.

The principal officers shall be chosen annually by the Board of Directors at the first meeting of the Board following the stockholders' annual meeting, or as soon as is conveniently possible. Subordinate officers may be elected from time to time. Each officer shall serve until his or her successor shall have been chosen and qualified, or until his, death, resignation, or removal.

Section 3. Removal.

Any officer may be removed from office with or without cause, at any time by the affirmative vote of a majority of the Board of Directors then in office. Such removal shall not prejudice the contract rights, if any, of the person so removed.

Section 4. Vacancies.

Any vacancy in any office from any cause may be filled for the unexpired portion of the term by the Board of Directors.

Section 5. Duties.

(a) The Chairman of the Board shall preside at all meetings of the stockholders and the Board of Directors. Except where, by law, the signature of the President is required, the Chairman shall possess the same power as the President to sign all certificates, contracts, and other instruments of the Corporation which may be authorized by the Board of Directors.

(b) The Chief Executive Officer shall have general active management of the business of the corporation, and in the absence of the Chairman of the Board, shall preside at all meetings of the shareholders and the Board of Directors; and shall see that all orders and resolutions of the Board of Directors are carried into effect.

(c) The President, in the absence of the Chairman of the Board, shall preside at all meetings of the stockholders and the Board of Directors. She or he shall have general supervision of the affairs of the Corporation, shall sign or countersign all certificates, contracts, or other instruments of the Corporation as authorized by the Board of Directors, shall make reports to the Board of Directors and stockholders, and shall perform any and all other duties as are incident to her or his office or are properly required of him or her by the Board of Directors.

(d) The Vice-Presidents, in the order designated by the Board of Directors, shall exercise the functions of the President during the absence or disability of the President. Each Vice-President shall have any other duties as are assigned from time to time by the Board of Directors.

(e) The Secretary, the Treasurer, and the Controller shall perform those duties as are incident to their offices, or are properly required of them by the Board of Directors, or are assigned to them by the Articles of Incorporation or these Bylaws. The Assistant Secretaries, in the order of their seniority, shall, in the absence of the Secretary, perform the duties and exercise the powers of the Secretary, and shall perform any other duties as may be assigned by the Board of Directors.

(f) Other subordinate officers appointed by the Board of Directors shall exercise any powers and perform any duties as may be delegated to them by the resolutions appointing them, or by subsequent resolutions adopted from time to time.

(g) In case of the absence or disability of any officer of the Corporation and of any person authorized to act in his or her place during such period of absence or disability, the Board of Directors may from time to time delegate the powers and duties of that officer to any other officer, or any director, or any other person whom it may select.

Section 6. Salaries.

The salaries of all officers of the Corporation shall be fixed by the Board of Directors. No officer shall be ineligible to receive such salary by reason of the fact that he is also a Director of the Corporation and receiving compensation therefor.

                                   ARTICLE V.
                             CERTIFICATES OF STOCK.

Section 1. Form.

(a) The interest of each stockholder of the Corporation shall be evidenced by certificates for shares of stock, certifying the number of shares represented thereby and in such form not inconsistent with the Articles of Incorporation as the Board of Directors may from time to time prescribe.

(b) The certificates of stock shall be signed by the President or a Vice-President and by the Secretary or an Assistant Secretary or the Treasurer, and sealed with the seal of the corporation. This seal may be a facsimile, engraved or printed. Where any certificate is manually signed by a transfer agent or a transfer clerk and by a registrar, the signatures of the President, Vice-President, Secretary, Assistant Secretary, or Treasurer upon that certificate may be facsimiles, engraved or printed. In case any officer who has signed or whose facsimile signature has been placed upon any certificate shall have ceased to be an officer before the certificate is issued, it may be issued by the corporation with the same effect as if that officer had not ceased to be so at the time of its issue.

Section 2. Subscriptions for Shares.

Unless the subscription agreement provides otherwise, subscriptions for shares, regardless of the time when they are made, shall be paid in full at that time, or in installments and at any periods, as shall be specified by the Board of Directors. All calls for payments on subscriptions shall carry the same terms with regard to all shares of the time class.

Section 3. Transfers.

(a) Transfers of shares of the capital stock of the Corporation shall be made only on the books of the Corporation by the registered owner, or by his or her duly authorized attorney, with a transfer clerk or transfer agent appointed as provided in Section 5 of this Article of the Bylaws, and on surrender of the certificate or certificates for those shares properly endorsed with all taxes paid.

(b) The person in whose name shares of stock stand on the books of the Corporation shall be deemed by the Corporation to be the owner thereof for all purposes. However, if any transfer of shares is made only for the purpose of furnishing collateral security, and that fact is made known to the Secretary of the Corporation, or to the Corporation's transfer clerk or transfer agent, the entry of the transfer may record that fact.

Section 4. Lost, Destroyed, or Stolen Certificates.

No certificate for shares of stock in the Corporation shall be issued in place of any certificate alleged to have been lost, destroyed, or stolen except on production of evidence, satisfactory to the Board of Directors, of that loss, destruction or theft, and, if the Board of Directors so requires, upon the furnishing of an indemnity bond in such amount (but not to exceed twice the value of the shares represented by the certificate) and with such terms and surety as the Board of Directors, if any, in its discretion, require.

Section 5. Transfer Agent and Registrar.

The Board of Directors may appoint one or more transfer agents or transfer clerks and one or more registrars, and may require all certificates for shares to bear the signature or signatures of any of them.

Section 6. Fractional Share Interests.

The corporation may, but shall not be required to, issue fractions of a share. If the corporation does not issue fractions of a share, it shall (1) arrange for the disposition of fractional interests by those entitled thereto, (2) pay in cash the fair or par value of fractions of a share as of the time when those entitled to receive such fractions are determined, or (3) issue scrip or warrants in registered form (either represented by a certificate or uncertificated) or bearer form (represented by a certificate or uncertificated) or bearer form (represented by a certificate) which shall entitle the holder to receive a full share upon the surrender of such scrip or warrants aggregating a full share. A certificate for a fractional share or an uncertificated fractional share shall, but scrip or warrants shall not unless otherwise provided therein, entitle the holder to exercise voting rights, to receive dividends thereon, and to participate in any of the assets of the corporation in the event of liquidation. The Board of Directors may cause scrip or warrants to be issued subject to the conditions that they shall become void if not exchanged for certificates representing the full shares or uncertificated full shares before a specified date, or subject to the conditions that the shares for which scrip or warrants are exchangeable may be sold by the corporation and the proceeds thereof distributed to the holders of scrip or warrants, or subject to any other conditions which the Board of Directors may impose.

                                   ARTICLE VI.
                               CORPORATE ACTIONS.

Section 1. Deposits.

The Board of Directors shall select banks, trust companies, or other depositories in which all funds of the Corporation not otherwise employed shall, from time to time, be deposited to the credit of the Corporation.

Section 2. Voting Securities Held by the Corporation.

Unless otherwise ordered by the Board of Directors, the President shall have full power and authority on behalf of the Corporation to attend, act, and vote at any meeting of security holders of other corporations in which the Corporation may hold securities. At that meeting the President shall possess and may exercise any and all rights and powers incident to the ownership of those securities which the corporation might have possessed and exercised if it had been present. The Board of Directors may, from time to time, confer like powers upon any other person or persons.

                                  ARTICLE VII.
                                CORPORATE SEAL.

The corporate seal of the Corporation shall consist of two concentric circles, between which shall be the name of the Corporation, and in the center of which shall be inscribed the year of its incorporation and the words "Corporate Seal, State of New York."

                                  ARTICLE VIII.
                              AMENDMENT OF BYLAWS.

The Board of Directors shall have the power to amend, alter or repeal these Bylaws, and to adopt new Bylaws, from time to time, by an affirmative vote of a majority of the whole Board as then constituted, provided that notice of the proposal to make, alter, amend, or repeal the Bylaws was included in the notice of the directors' meeting at which such action takes place. At the next stockholders' meeting following any action by the Board of Directors, the stockholders, by a majority vote of those present and entitled to vote, shall have the power to alter or repeal Bylaws newly adopted by the Board of Directors, or to restore to their original status Bylaws which the Board may have altered or repealed, and the notice of such stockholders' meeting shall include notice that the stockholders will be called on to ratify the action taken by the Board of Directors with regard to the Bylaws.

                                   ARTICLE IX.
                                APPROVAL OF DHCR

Anything contained in these By laws to the contrary notwithstanding, all acts of the Corporation shall be subject to the approval of the DHCR, if and to the extent that such approval shall be required by law or by valid and applicable regulations of the DHCR.